SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  --------------

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported):  October 28, 1999
                                                             ----------------


                        ANDREA ELECTRONICS CORPORATION
                       --------------------------------
               (Exact Name of Registrant as Specified in Charter)


      New York                     1-4324                 11-0482020
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(State or Other Jurisdiction     (Commission            (IRS Employer
 of Incorporation)               File Number)           Identification No.)

  45 Melville Park Road, Melville, New York                     11747
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   (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (516) 719-1800
                                                     --------------

                              Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On October 28, 1999, Andrea Electronics Corporation (the "Registrant") released financial information with respect to the three and nine month periods ended September 30, 1999. A copy of this press release containing such financial information is attached as Exhibit 99.1 to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits:

          Exhibit
          Number         Description
          -------        -----------

           99.1          Press Release dated October 28, 1999.

                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 28, 1999          ANDREA ELECTRONICS CORPORATION
                                --------------------------------
                                  (Registrant)


                                 /s/ Patrick D. Pilch
                                --------------------------------
                                  Patrick D. Pilch
                                  Executive Vice President,
                                    Chief Financial Officer

                                 EXHIBIT INDEX


          Exhibit
          Number          Description
          -------         -----------

           99.1           Press Release dated June 22, 1999.